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                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                    Date of Report (Date of earliest event reported): May 14, 2003

                                                         EDISON INTERNATIONAL
                                        (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                                       2244 Walnut Grove Avenue
                                                            (P.O. Box 800)
                                                      Rosemead, California 91770
                                     (Address of principal executive offices, including zip code)

                                                             626-302-2222
                                         (Registrant's telephone number, including area code)

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Items 1 through 4 and 6 through 12 are not included because they are not applicable.

This current report includes forward-looking statements.  Edison International has based these forward-looking statements on its current expectations and projections about future events based upon its knowledge of facts as of the date of this current report and its assumptions about future events.  These forward-looking statements are subject to various risks and uncertainties that may be outside Edison International's control.  Edison International has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 5.  Other Events.

Moody's Downgrades

On May 14, 2003, Moody's Investors Service downgraded the senior debt rating of Mission Energy Holding Company (MEHC) to Caa2 from
B3.  MEHC is a wholly owned indirect subsidiary of Edison International.  Moody's also lowered its credit ratings of MEHC's subsidiary, Edison Mission Energy (EME) (senior unsecured debt, to B2 from Ba3), and EME's largest subsidiary, Edison Mission Midwest
Holdings Co. (syndicated loan facility, to Ba3 from Ba2).  In addition, Moody's downgraded the credit ratings of Brooklyn Navy Yard
Cogeneration Partners, L.P., a partnership in which an EME subsidiary owns a 50% interest (senior secured debt, to Ba1 from Baa3), the pass-through bonds related to the sale-leaseback of the Homer City facilities (to Ba2 from Baa3), the pass-through certificates related to the sale-leaseback of Midwest Generation's Powerton Station and Joliet Station (to B2 from Ba3), the bank credit facility related to the sale-leaseback of Midwest Generation's Collins facility (to Ba3 from Ba2), and Mission Capital L.P. (monthly income preferred securities, to Caa1 from B2).  The ratings are no longer under review for possible further downgrade.  The outlook is stable for the ratings of Brooklyn Navy Yard Cogeneration Partners, L.P. and the pass-through bonds related to the sale-leaseback of the Homer City facilities.  The outlook is negative for the ratings of MEHC, EME, Edison Mission Midwest Holdings, and the other affected entities.

These ratings actions do not trigger any defaults or prepayment obligations under MEHC's or EME's credit facilities or those of the other affected entities.  In particular, these changes do not require any prepayment of indebtedness at Edison Mission Midwest
Holdings.  However, the changed ratings may affect the ability of EME to extend or replace its credit facilities upon expiration and the ability of Edison Mission Midwest Holdings to extend or refinance its $911 million of debt maturing in December 2003.

In addition, sales of power from EME's First Hydro, Homer City and Midwest Generation projects require credit support, depending upon market conditions and the strategies adopted for the sale of this power.  EME has previously projected the potential working capital support for this to be between $100 million and $200 million from time to time during 2003 and currently believes these projections to be unchanged.

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                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 EDISON INTERNATIONAL
                                                            (Registrant)

                                                                    KENNETH S. STEWART
                                               -----------------------------------------------------------
                                                                    KENNETH S. STEWART
                                               Assistant General Counsel and Assistant Secretary

May 15, 2003